Exhibit 99.3 Reconciliation of Adjusted income from continuing operations

	As reported Quarter Ended December 31, 2015		As Adjusted Quarter Ended December 31, 2015	As reported Quarter Ended September 30, 2015		As adjusted Quarter Ended September 30, 2015	As reported Quarter Ended December 31, 2014		As adjusted Quarter Ended December 31, 2014
		Adjustments			Adjustments			Adjustments
Net sales	$462.9		$462.9	$464.9		$464.9	$453.5		$453.5
Operating costs and expenses:
Cost of sales	395.3		395.3	416.2		416.2	430.9		430.9
Depreciation and amortization	24.0		24.0	25.9		25.9	23.3		23.3
Selling and administrative	37.9		37.9	38.3		38.3	40.8	—	40.8
Loss on sale or impairment of long lived assets	3.7	(3.7)	—	0.9	(0.9)	—	1.0	(1.0)	—
Other operating credits and charges, net	0.6	(0.6)	—	1.0	(1.0)	—	6.4	(6.4)	—
Total operating costs and expenses	461.5		457.2	482.3		480.4	502.4		495.0
Income (loss) from operations	1.4		5.7	(17.4)		(15.5)	(48.9)		(41.5)
Non-operating income (expense):
Interest expense, net of capitalized interest	(8.1)	—	(8.1)	(8.4)		(8.4)	(6.4)	(1.5)	(7.9)
Investment income	1.5		1.5	0.5		0.5	1.1		1.1
Other non-operating items	0.2		0.2	(3.7)		(3.7)	(1.3)		(1.3)
Total non-operating expense	(6.4)		(6.4)	(11.6)		(11.6)	(6.6)		(8.1)
Loss from continuing operations before taxes and equity in income of unconsolidated affiliates	(5.0)		(0.7)	(29.0)		(27.1)	(55.5)		(49.6)
Provision (benefit) for income taxes	5.0	(5.0)	—	(2.4)	2.4	—	(11.3)	11.3	—
"Normalized" tax rate @ 35%	—	0.4	0.4	—	(8.9)	(8.9)		(17.3)	(17.3)
Equity in income of unconsolidated affiliates	(2.6)	0.7	(1.9)	(2.0)		(2.0)	(1.2)	1.0	(0.2)
Income (loss) from continuing operations	(7.4)		0.8	(24.6)		(16.2)	(43.0)		(32.1)
Income (loss) from discontinued operations before tax	(0.3)		(0.3)	(2.9)		(2.9)	0.2		0.2
Provision (benefit) for income taxes	(0.1)		(0.1)	(1.0)		(1.0)	0.1		0.1
Income (loss) from discontinued operations	(0.2)		(0.2)	(1.9)		(1.9)	0.1		0.1
Net income (loss)	$(7.6)		$0.6	$(26.5)		$(18.1)	$(42.9)		$(32.0)
Income (loss) per share of common stock (basic and diluted):
Income (loss) per share from continuing operations	$(0.05)		$0.01	$(0.17)		$(0.12)	$(0.30)		$(0.23)
Loss per share from discontinued operations	—		—	(0.02)		(0.02)	—		—
Net income (loss) per share	$(0.05)		$0.01	$(0.19)		$(0.14)	$(0.30)		$(0.23)

Average shares of stock outstanding - basic and diluted	142.7		142.7	142.6		142.6	141.7		141.7

	As Reported Year Ended December 31, 2015		As Adjusted Year Ended December 31, 2015	As Reported Year Ended December 31, 2014		As Adjusted Year Ended December 31, 2014
		Adjustments			Adjustments
Net sales	$1,892.5		$1,892.5	$1,934.8		$1,934.8
Operating costs and expenses:
Cost of sales	1,682.7		1,682.7	1,757.8		1,757.8
Depreciation and amortization	101.9		101.9	100.7		100.7
Selling and administrative	152.8		152.8	149.5	(4.7)	144.8
Loss on sale or impairment of long-lived assets, net	2.1	(2.1)	—	(3.1)	3.1	—
Other operating credits and charges, net	16.3	(16.3)	—	7.5	(7.5)	—
Total operating costs and expenses	1,955.8		1,937.4	2,012.4		2,003.3
Income from operations	(63.3)		(44.9)	(77.6)		(68.5)
Non-operating income (expense):
Interest expense, net of capitalized interest	(31.2)		(31.2)	(29.8)	(1.5)	(31.3)
Investment income	4.4		4.4	5.5		5.5
Other non-operating items	(5.3)		(5.3)	(3.1)	2.1	(1.0)
Total non-operating income (expense)	(32.1)		(32.1)	(27.4)		(26.8)
Income from continuing operations before taxes and equity in income of unconsolidated affiliates	(95.4)		(77.0)	(105.0)		(95.3)
Provision for income taxes	(2.7)	2.7	—	(27.2)	27.2	—
"Normalized" tax rate @ 35%	—	(24.9)	(24.9)	—	(32.2)	(32.2)
Equity in income of unconsolidated affiliates	(6.7)	0.7	(6.0)	(4.4)	1.0	(3.4)
Income from continuing operations	(86.0)		(46.1)	(73.4)		(59.7)
Loss from discontinued operations before taxes	(3.2)		(3.2)	(3.0)		(3.0)
Benefit for income taxes	(1.1)		(1.1)	(1.0)		(1.0)
Loss from discontinued operations	(2.1)		(2.1)	(2.0)		(2.0)
Net income	$(88.1)		$(48.2)	$(75.4)		$(61.7)
Income (loss) per share of common stock (basic and diluted):
Income from continuing operations	$(0.60)		$(0.32)	$(0.52)		$(0.42)
Loss from discontinued operations	(0.02)		(0.02)	(0.01)		(0.01)
Net income per share	$(0.62)		$(0.34)	$(0.53)		$(0.43)

Average shares of stock outstanding - basic and diluted	142.4		142.4	141.1		141.1